UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

(Name of Registrant as Specified in its Charter)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077
To the Stockholders of Digital Transformation Opportunities Corp.:
You are cordially invited to attend the 2023 special meeting of stockholders (the “Special Meeting”) of Digital Transformation Opportunities Corp. (the “Company,” “DTOC,” “we,” “us,” “our” or similar terminology) to be held on                 , 2023 at 10:00 a.m., Pacific Time. The formal meeting notice and proxy statement for the Special Meeting are attached.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/dtocorp/2023. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing due to the coronavirus. The virtual meeting format allows attendance from any location in the world.
Even if you are planning on attending the Special Meeting online, please complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. Instructions on voting your shares are on the proxy materials you received for the Special Meeting.
The attached Notice of the Special Meeting and proxy statement describe the business DTOC will conduct at the Special Meeting and provide information about DTOC that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

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Proposal No. 1 — Extension Amendment Proposal — A proposal to amend (the “Extension Amendment”) DTOC’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”) from March 12, 2023 (the “Termination Date”) to June 30, 2023 upon the deposit by the Company’s sponsor, Digital Transformation Sponsor LLC (the “Sponsor”), of an aggregate of $150,000 into the Trust Account (the “Initial Contribution”) and (ii) give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 (the “Extension Option”) up to three (3) times for an additional one (1) month each time to September 30, 2023 (the “Extended Date”) upon the deposit into the Trust Account of $50,000 (the “Additional Contribution”) for each calendar month (the “Extension Amendment Proposal”);

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Proposal No. 2 — Redemption Limitation Amendment Proposal — A proposal to amend (the “Redemption Limitation Amendment”) DTOC’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that DTOC may not redeem public shares to the extent that such redemption would result in DTOC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow DTOC to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”);

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Proposal No. 3 — Trust Agreement Amendment Proposal — A proposal to amend DTOC’s investment management trust agreement, dated as of March 9, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) allow the Company to extend the Combination Period from March 12, 2023 to June 30, 2023, and (ii) give the Sponsor the Extension Option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date (the “Trust Agreement Amendment”) upon the deposit into the Trust Account of the Additional Contribution for each calendar month (the “Trust Agreement Amendment Proposal”); and

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Proposal No. 4 — Adjournment Proposal — A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension

Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of each other. Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.
The purpose of the Extension Amendment, the Redemption Limitation Amendment and the Trust Agreement Amendment are to allow the Company more time to complete a business combination. On October 5, 2022, DTOC and American Oncology Network, LLC, a Delaware limited liability company (“AON”) have entered into a Business Combination Agreement, dated as of October 5, 2022 and amended and restated on January 6, 2023 (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement will constitute a “business combination” as contemplated by DTOC’s current charter. For purposes of this proxy statement, “New AON” means American Oncology Network Inc. (f/k/a Digital Transformation Opportunities Corp.) and its consolidated subsidiaries, after giving effect to the Business Combination.
In accordance with the Business Combination Agreement, DTOC and AON will undertake a series of transactions (the “Business Combination”) resulting in the organization of the combined post-business combination company as an umbrella partnership C corporation, in which substantially all of the assets and the business of the combined company will continue to be held by AON and DTOC will become a member of AON. In particular, the Business Combination Agreement provides that, upon the terms and subject to the conditions thereof, the Business Combination will be implemented as follows:
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on the closing of the Business Combination (the “Closing”), AON will amend and restate its operating agreement (the “Amended and Restated AON LLC Agreement”) to reclassify its existing Class A units, Class A-1 units and Class B units into a single class of AON common units that are later exchangeable on a one-to-one basis for shares of Class A common stock, par value $0.0001 per share, of New AON (“New AON Class A common stock”);

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upon the Closing, AON plans to convert on such terms and in such manner as determined by the AON Board of Managers, profit pool units of certain of AON’s subsidiaries into an equal number of (i) AON common units and (ii) shares of Class B common stock, par value $0.0001 per share, of New AON (“New AON Class B common stock”), which together are exchangeable into shares of New AON Class A common stock (the “Practice Profit Pool Shares”). The number of Practice Profit Pool Shares issuable will be determined prior to Closing and will be equal to 5% of the $350 million AON enterprise value (minus the Company Closing Indebtedness and plus the Company Closing Cash and Preferred Return (as such terms are defined in the Business Combination Agreement)) divided by $10;

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on the Closing and substantially concurrently with the adoption of the Amended and Restated AON LLC Agreement, New AON will amend and restate its charter (the “Proposed Charter”) to provide for the (a) conversion of all existing shares of DTOC Class B common stock into shares of New AON Class A common stock on a one-to-one basis, (b) amendment of the terms of New AON Class B common stock to provide holders voting rights but no economic rights and (c) authorization of new shares of New AON convertible preferred stock in an amount sufficient to consummate a private placement of up to $100,000,000 in convertible preferred stock to be consummated immediately prior to the consummation of the Business Combination (the “PIPE Investment”);

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on the Closing, New AON will consummate the PIPE Investment; and

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on the Closing and following the adoption of the Proposed Charter and the consummation of the PIPE Investment, (a) AON will issue AON common units to New AON in exchange for a combination of cash and shares of New AON Class B common stock (and warrants to acquire shares of New AON Class B common stock (the “Class B Prefunded Warrants”) if any holders of AON common units make an election to receive Class B Prefunded Warrants in lieu of shares of New AON Class B common stock), (b) New AON will be admitted as a member of AON, (c) AON will distribute shares of New AON Class B common stock or Class B Prefunded Warrants, as applicable, to AON equityholders, (d) AON will distribute cash equal to the preferred return set forth in the AON operating agreement to holders of AON Class A units and AON Class A-1 units (or only to holders of AON Class A units if the holder of AON Class A-1 units elects to receive additional shares of AON common units in lieu of cash as provided in the Business Combination Agreement), (e) New AON will reserve a specified number of additional shares of New AON Class A common stock for issuance after the Closing to eligible recipients, and (f) from and after the Closing (but subject to lock-up restrictions), the AON equityholders (other than New AON) will have the right (but not the obligation) to exchange AON common units together with an equal number of shares of New AON Class B common stock (whether held directly or indirectly through Class B Prefunded Warrants) for shares of New AON Class A common stock.
Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of both of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.
The Company’s IPO prospectus and charter provided that the Company initially had until March 12, 2023 (the date that is 24 months after the consummation of the IPO) to complete a business combination. While the Company and AON are working towards satisfaction of the conditions to the Closing by such deadline, DTOC’s board of directors (the “Board”) currently believes that there will not be sufficient time before March 12, 2023 to complete the Business Combination. The purpose of the Extension Amendment and the Trust Agreement Amendment are to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders. Even if the Extension, the Trust Amendment and, if necessary, the Redemption Limitation Amendment are approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. The obligation of the parties to consummate the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions, including, among others: (a) the approval of the Business Combination and related agreements and transactions by the DTOC stockholders, (b) the continued validity and effectiveness of the written consent of the AON equityholders approving the Business Combination and related agreements and transactions, (c) the accuracy of the representations and warranties of the other party contained in the Business Combination Agreement (generally subject to certain materiality qualifiers), (d) the performance in all material respects by the other party of its covenants and other agreements under the Business Combination Agreement as of or prior to the Closing, (e) the receipt of certain required regulatory consents or approvals with respect to the Business Combination, and (f) the listing of the shares of New AON Class A common stock on Nasdaq or another national securities exchange mutually agreed to by the parties. In addition, the obligation of AON to consummate the Business Combination is subject to the sum of the following amounts (collectively, the “Available Closing Acquiror Cash”) equaling or exceeding $60 million as of the Closing: (i) the aggregate cash proceeds available from DTOC’s trust account (the “Trust Account”) (after giving effect to all redemptions of shares of Class A common stock, par value $0.0001 per share, of DTOC (“DTOC Class A common stock”) of DTOC issued as part of the units sold (the “Public Shares”) in its initial public offering (the “IPO”)), plus (ii) the cash funded to DTOC, AON or any subsidiary of AON during the period between signing of the Business Combination Agreement and Closing, or that will be funded to DTOC concurrently with the Closing, in each case pursuant to any equity or debt financing agreement or arrangement other than borrowings under certain loans incurred by AON, plus (iii) the aggregate amount of capital offered in the PIPE Investment, but that is unreasonably rejected by AON (as further described in the Business Combination Agreement).
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock of DTOC issued in the IPO, which shares we refer to as the “Public Shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding Public Shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public

Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended by the Extension Amendment and, if necessary, the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. The Sponsor and all of the Company’s directors and officers (collectively, the “initial stockholders”) own 8,337,500 shares of Class B common stock, par value $0.0001 per share, of DTOC (“DTOC Class B common stock”, and together with DTOC Class A common stock, “DTOC common stock”), which we refer to as the “Founder Shares”, that were initially purchased by the Sponsor prior to the IPO. The Sponsor also owns 6,113,333 warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.
To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on                 , 2023 (two business days before the Special Meeting). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Additionally, the Company will only proceed with the Extension and redemptions of the Public Shares if either (i) the Redemption Limitation Amendment Proposal is approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of DTOC Class A common stock. Any shares of DTOC Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if DTOC has not completed an initial business combination by the Termination Date.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, prior to the filing of the certificate of amendment(s) to the Certificate of Incorporation to effect the Extension and, if necessary, the Redemption Limitation Amendment, the Sponsor shall make a deposit into the Trust Account of an aggregate of $150,000. In addition, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension is effective, in the event that the Business Combination has not been completed prior to June 30, 2023, the Sponsor may elect to exercise, in its sole discretion, the Extension Option to further extend the Combination Period, provided the Sponsor deposits into the Trust Account $50,000 on or prior to the date of the applicable deadline. The Sponsor may exercise the Extension Option up to three (3) times, allowing for up to an additional three months beyond June 30, 2023 to complete the Business Combination. The Sponsor will receive one or more non-interest bearing, unsecured promissory notes from the Company equal to the amount of the Initial Contribution and Additional Contribution, as applicable, each of which would be repayable by the Company upon consummation of the Business Combination. Such notes would not be repaid in the event that the Company is unable to close the Business Combination unless there are funds available outside the Trust Account to do so. In the case of the Extension Options, in the event that the Company receives notice from the Sponsor five (5) days prior to the applicable deadline of its intent to exercise the Extension Option, the Company will issue a press release announcing such intention to exercise the Extension Option at least three (3) days prior to the applicable deadline. In addition, the Company will issue a press release the day after the applicable deadline announcing whether the Additional Contribution was timely deposited into the Trust Account. If the Extension Amendment, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are implemented and the Sponsor elects to exercise the Extension Options through the Extended Date to allow the Company to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $      per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $      per share. The Initial Contribution and the Additional Contributions are conditioned upon the implementation of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal. The Initial Contribution and the Additional Contributions, if any, will not occur if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are not approved or the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are not completed. In the case of the Extension Options, the Sponsor will have the sole discretion whether to extend the Combination Period for additional calendar months until the Extended Date and if the Sponsor elects not to extend for additional calendar months, the Sponsor will have no obligation to make any Additional Contributions, and the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of DTOC Class A common stock on                 , 2023 as reported on the Nasdaq Capital Market was $      . The Company cannot assure stockholders that they will be able to sell their shares of the DTOC Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are not approved and we do not consummate the Business Combination by March 12, 2023, as contemplated by the IPO prospectus and in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders, including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

The affirmative vote of at least 65% of the Company’s outstanding DTOC common stock will be required to approve each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. Stockholder approval of the Extension Amendment, the Redemption Limitation Amendment and the Trust Agreement Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment, the Redemption Limitation Amendment and the Trust Agreement Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.
The Board has fixed the close of business on                 , 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of DTOC common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
You are not being asked to vote on the Business Combination at this time. If the Extension and, if necessary, the Redemption Limitation Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
By Order of the Board,
Kevin Nazemi
Chairman of the Board of Directors
This proxy statement is dated                 , 2023
and is being mailed with the form of proxy on or shortly after that date.

IMPORTANT
Your vote is very important. Whether or not you plan to virtually attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of outstanding shares of DTOC common stock, voting together as a single class. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the outstanding DTOC common stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of DTOC common stock, voting together as a single class, to vote and who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Special Meeting of the holders of a majority of the outstanding shares of DTOC common stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the conduct of business at the Special Meeting. Accordingly, if you fail to vote in person (including virtually) or by proxy at the Special Meeting, or if your broker, bank or nominee submits a broker non-vote with respect to your shares of DTOC common stock, your shares will not be counted towards the number of shares of DTOC common stock required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will count as a vote “AGAINST” the Extension Amendment Proposal and the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON                 , 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on                 2023: This notice of meeting and the accompanying proxy statement are being made available on or about                 , 2023, at https://www.cstproxy.com/dtoc/2023.

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                 , 2023
To the Stockholders of Digital Transformation Opportunities Corp.:
NOTICE IS HEREBY GIVEN The special meeting of stockholders, which we refer to as the “Special Meeting”, of Digital Transformation Opportunities Corp., which we refer to as “DTOC,” “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Pacific Time on                 , 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/dtocorp/2023. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

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Proposal No. 1 — Extension Amendment Proposal — A proposal to amend (the “Extension Amendment”) DTOC’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”) from March 12, 2023 (the “Termination Date”) to June 30, 2023 upon the deposit by the Company’s sponsor, Digital Transformation Sponsor LLC (the “Sponsor”), of an aggregate of $150,000 into the Trust Account (the “Initial Contribution”) and (ii) give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to September 30, 2023 (the “Extended Date”) upon the deposit into the Trust Account of $50,000 (the “Additional Contribution”) for each calendar month (the “Extension Amendment Proposal”);

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Proposal No. 2 — Redemption Limitation Amendment Proposal — A proposal to amend (the “Redemption Limitation Amendment”) DTOC’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that DTOC may not redeem public shares to the extent that such redemption would result in DTOC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow DTOC to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”);

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Proposal No. 3 — Trust Agreement Amendment Proposal — A proposal to amend DTOC’s investment management trust agreement, dated as of March 9, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) allow the Company to extend the Combination Period from March 12, 2023 to June 30, 2023, and (ii) give the Sponsor the Extension Option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date (the “Trust Agreement Amendment”) upon the deposit into the Trust Account of the Additional Contribution for each calendar month (the “Trust Agreement Amendment Proposal”); and

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Proposal No. 4 — Adjournment Proposal — A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

On October 5, 2022, DTOC and AON have entered into a Business Combination Agreement, dated as of October 5, 2022 and amended and restated on January 6, 2023 (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement will constitute a “business combination” as contemplated by DTOC’s current charter. For purposes of this proxy statement, “New AON” means American Oncology Network Inc. (f/k/a Digital Transformation Opportunities Corp.) and its consolidated subsidiaries, after giving effect to the Business Combination.
In accordance with the Business Combination Agreement, DTOC and AON will undertake a series of transactions resulting in the organization of the combined post-business combination company as an umbrella partnership C corporation, in which substantially all of the assets and the business of the combined company will continue to be held by AON and DTOC will become a member of AON. In particular, the Business Combination Agreement provides that, upon the terms and subject to the conditions thereof, the Business Combination will be implemented as follows:
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on the Closing, AON will amend and restate its operating agreement to reclassify its existing Class A units, Class A-1 units and Class B units into a single class of AON common units that are later exchangeable on a one-to-one basis for shares of Class A common stock, par value $0.0001 per share, of New AON (“New AON Class A common stock”);

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upon the Closing, AON plans to convert on such terms and in such manner as determined by the AON Board of Managers, profit pool units of certain of AON’s subsidiaries into the Practice Profit Pool Shares. The number of Practice Profit Pool Shares issuable will be determined prior to Closing and will be equal to 5% of the $350 million AON enterprise value (minus the Company Closing Indebtedness and plus the Company Closing Cash and Preferred Return (as such terms are defined in the Business Combination Agreement)) divided by $10;

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on the Closing and substantially concurrently with the adoption of the Amended and Restated AON LLC Agreement, New AON will amend and restate its charter to provide for the (a) conversion of all existing shares of DTOC Class B common stock into shares of New AON Class A common stock on a one-to-one basis, (b) amendment of the terms of Class B common stock, par value $0.0001 per share, of New AON (“New AON Class B common stock”), to provide holders voting rights but no economic rights and (c) authorization of new shares of New AON convertible preferred stock in an amount sufficient to consummate a private placement of up to $100,000,000 in convertible preferred stock to be consummated immediately prior to the consummation of the Business Combination;

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on the Closing, New AON will consummate the PIPE Investment; and

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on the Closing and following the adoption of the Proposed Charter and the consummation of the PIPE Investment, (a) AON will issue AON common units to New AON in exchange for a combination of cash and shares of New AON Class B common stock (and Class B Prefunded Warrants if any holders of AON common units make an election to receive Class B Prefunded Warrants in lieu of shares of New AON Class B common stock), (b) New AON will be admitted as a member of AON, (c) AON will distribute shares of New AON Class B common stock or Class B Prefunded Warrants, as applicable, to AON equityholders, (d) AON will distribute cash equal to the preferred return set forth in the AON operating agreement to holders of AON Class A units and AON Class A-1 units (or only to holders of AON Class A units if the holder of AON Class A-1 units elects to receive additional shares of AON common units in lieu of cash as provided in the Business Combination Agreement), (e) New AON will reserve a specified number of additional shares of New AON Class A common stock for issuance after the Closing to eligible recipients, and (f) from and after the Closing (but subject to lock-up restrictions), the AON equityholders (other than New AON) will have the right (but not the obligation) to exchange AON common units together with an equal number of shares of New AON Class B common stock (whether held directly or indirectly through Class B Prefunded Warrants) for shares of New AON Class A common stock.

The Company’s IPO prospectus and charter provided that the Company initially had until March 12, 2023 (the date that is 24 months after the consummation of the IPO) to complete a business combination. While the Company and AON are working towards satisfaction of the conditions to the Closing by such deadline, the Board currently believes that there will not be sufficient time before March 12, 2023 to complete the Business Combination. The purpose of the Extension Amendment and the Trust Agreement Amendment are to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders. Even if the Extension, the Trust Amendment and, if necessary, the Redemption Limitation Amendment are approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. The obligation of the parties to consummate the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions, including, among others: (a) the approval of the Business Combination and related agreements and transactions by the DTOC stockholders, (b) the continued validity and effectiveness of the written consent of the AON equityholders approving the Business Combination and related agreements and transactions, (c) the accuracy of the representations and warranties of the other party contained in the Business Combination Agreement (generally subject to certain materiality qualifiers), (d) the performance in all material respects by the other party of its covenants and other agreements under the Business Combination Agreement as of or prior to the Closing, (e) the receipt of certain required regulatory consents or approvals with respect to the Business Combination, and (f) the listing of the shares of New AON Class A common stock on Nasdaq or another national securities exchange mutually agreed to by the parties. In addition, the obligation of AON to consummate the Business Combination is subject to the sum of the following amounts (collectively, the “Available Closing Acquiror Cash”) equaling or exceeding $60 million as of the Closing: (i) the aggregate cash proceeds available from DTOC’s trust account (the “Trust Account”) (after giving effect to all redemptions of shares of DTOC Class A common stock), plus (ii) the cash funded to DTOC, AON or any subsidiary of AON during the period between signing of the Business Combination Agreement and Closing, or that will be funded to DTOC concurrently with the Closing, in each case pursuant to any equity or debt financing agreement or arrangement other than borrowings under certain loans incurred by AON, plus (iii) the aggregate amount of capital offered in the PIPE Investment, but that is unreasonably rejected by AON (as further described in the Business Combination Agreement).
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, public stockholders may elect to redeem their shares of DTOC Class A common stock issued in the IPO, which shares we refer to as the “Public Shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding Public Shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment and the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. The initial stockholders own 8,337,500 Founder Shares. The Sponsor also owns 6,113,333 Private Placement Warrants.
To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern time on                 , 2023 (two business days before the Special Meeting). You may tender your shares by either delivering your share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering your shares and other redemption forms to the transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Additionally, the Company will only proceed with the Extension and redemptions of the Public Shares if either (i) the Redemption Limitation Amendment Proposal is approved and implemented or (ii) in the event the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of DTOC Class A common stock. Any shares of DTOC Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any

Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if DTOC has not completed an initial business combination by the Termination Date.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, prior to the filing of the certificate of amendment to the Certificate of Incorporation to effect the Extension and, if necessary, the Redemption Limitation Amendment, the Sponsor shall make a deposit into the Trust Account of an aggregate of $150,000. In addition, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension is effective, in the event that the Business Combination has not been completed prior to June 30, 2023, the Sponsor may elect to exercise, in its sole discretion, the Extension Option to further extend the Combination Period, provided the Sponsor deposits into the Trust Account $50,000 on or prior to the date of the applicable deadline. The Sponsor may exercise the Extension Option up to three (3) times, allowing for up to an additional three months beyond June 30, 2023 to complete the Business Combination. The Sponsor will receive one or more non-interest bearing, unsecured promissory notes from the Company equal to the amount of the Initial Contribution and Additional Contribution, as applicable, each of which would be repayable by the Company upon consummation of the Business Combination. Such notes would not be repaid in the event that the Company is unable to close the Business Combination unless there are funds available outside the Trust Account to do so. In the case of the Extension Options, in the event that the Company receives notice from the Sponsor five (5) days prior to the applicable deadline of its intent to exercise the Extension Option, the Company will issue a press release announcing such intention to exercise the Extension Option at least three (3) days prior to the applicable deadline. In addition, the Company will issue a press release the day after the applicable deadline announcing whether the Additional Contribution was timely deposited into the Trust Account. If the Extension Amendment, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are implemented and the Sponsor elects to exercise the Extension Options through the Extended Date to allow the Company to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $       per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $       per share. The Initial Contribution and the Additional Contributions are conditioned upon the implementation of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal. The Initial Contribution and the Additional Contributions, if any, will not occur if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are not approved or the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are not completed. In the case of the Extension Options, the Sponsor will have the sole discretion whether to extend the Combination Period for additional calendar months until the Extended Date and if the Sponsor elects not to extend for additional calendar months, the Sponsor will have no obligation to make any Additional Contributions, and the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $333.5 million that was in the Trust Account as of                 , 2023. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are not approved and we do not consummate the Business Combination by March 12, 2023, as contemplated by the IPO prospectus and in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to us to pay our franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further distributions of amounts in connection with the liquidation of the assets of the Company in its dissolution (what we describe in this Proxy Statement as “liquidating distributions”), if any, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 8,337,500 Founder Shares, which were purchased by the Sponsor prior to the IPO and 6,113,333 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a distribution of monies from the Trust Account will be made only with respect to the Public Shares.
If the Company liquidates, the Sponsor has agreed to indemnify us if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target with which the Company has entered into a letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, including interest, due to unforeseen claims of creditors or otherwise.
Under Delaware law, stockholders receiving liquidating distributions may be liable for claims by third parties against a corporation to the extent of distributions received by them in such a liquidation.
The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our Public Shares in the event we do not complete our initial business combination by March 12, 2023 or the Extended Date may be considered a liquidating distribution under Delaware law. There is no assurance that we will properly assess, and reserve amounts to satisfy, all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for their pro rata share of any claims, to the extent of distributions received by them (but no more). Any action or suit must be commenced within two years after the dissolution if the plaintiff learned or in the exercise of reasonable diligence should have learned of the underlying facts on or before the dissolution, or within three years after the date of dissolution in all other cases.
However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective targets to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective targets.
If the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are approved, the Company, pursuant to the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extended Date if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.
The Board has fixed the close of business on                 , 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of DTOC common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 33,350,000 shares of DTOC Class A common stock and 8,337,500 shares of DTOC Class B common stock outstanding and entitled to vote. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our public stockholders. We have engaged Morrow Sodali LLC, who we refer to as Morrow Sodali, to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $      in connection with such services in connection with the Special Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
You are not being asked to vote on the Business Combination at this time. If the Extension and, if necessary, are the Redemption Limitation Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.
This Proxy Statement is dated                 , 2023 and is first being mailed to stockholders on or about that date.
By Order of the Board,
Kevin Nazemi
Chairman of the Board of Directors

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect DTOC’s current views with respect to, among other things, its capital resources and results of operations. Likewise, DTOC’s financial statements and all of DTOC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect DTOC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. DTOC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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DTOC’s ability to complete the Business Combination, including approval by the stockholders of DTOC;

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the anticipated benefits of the Business Combination;

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the volatility of the market price and liquidity of the Public Shares and other securities of DTOC;

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the use of funds not held in the Trust Account or available to DTOC from interest income on the Trust Account balance;

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the competitive environment in which our successor will operate following a Business Combination; and

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proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect DTOC’s good faith beliefs, they are not guarantees of future performance. DTOC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause DTOC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in DTOC’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 13, 2022, and in other reports DTOC filed with the SEC, including DTOC’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022, and September 30, 2022, filed with the SEC on May 17, 2022, August 12, 2022, and November 14, 2022, respectively. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DTOC.

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON                 ,                 , 2023, AT 10:00 A.M., PACIFIC TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Q.
Why am I receiving this proxy statement?

A.
DTOC is a blank check company incorporated under the laws of the State of Delaware on November 17, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. DTOC’s registration statement on Form S-1 (File No. 333-253079) for DTOC’s IPO was declared effective by the SEC on March 9, 2021. On March 12, 2021, DTOC consummated its IPO of 33,350,000 units (the “Units”). Each Unit consists of one Public Share and one-fourth of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of Class A common stock, par value $0.0001 per share, of DTOC (“DTOC Class A common stock”) at $11.50 per share beginning 30 days after the completion of a business combination (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $333,500,000. Simultaneously with the consummation of the IPO and the sale of the Units, DTOC consummated the private placement of an aggregate of 6,113,333 warrants (the “Private Placement Warrants”) issued to the Sponsor at a price of $1.50 per warrant, generating total proceeds of $9,170,000. Each Private Placement Warrant is exercisable for one share of DTOC Class A common stock beginning 30 days after the completion of a business combination.

A total of $333,500,000 of the net proceeds from DTOC’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.
Like most blank check companies, the Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination consummated on or before the Termination Date.
The Board has determined that it is in the best interests of DTOC to seek an extension of the Termination Date and have DTOC stockholders approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. While the Company and AON are working towards satisfaction of the conditions to the Closing by such deadline, the Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. However, even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that DTOC will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.
Q.
What do I need in order to be able to participate in the Special Meeting online?

A.
Any stockholder wishing to attend the Special Meeting virtually should register for the Special Meeting by                 , 2023 (five business days prior to the Special Meeting) at https://www.cstproxy.com/dtocorp/2023. You can virtually attend the Special Meeting via the internet by visiting https://www.cstproxy.com/dtocorp/2023 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the Special Meeting only and you will not be able to vote or submit questions during the Special Meeting.

Q.
What are the specific proposals on which I am being asked to vote at the Special Meeting?

A.
DTOC stockholders are being asked to consider and vote on the following proposals:

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Proposal No. 1 — Extension Amendment Proposal — A proposal to amend DTOC’s Certificate of Incorporation to (i) extend the Combination Period from March 12, 2023 to June 30, 2023 upon the deposit by the Sponsor of an aggregate of $150,000 into the Trust Account and (ii) give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date upon the deposit into the Trust Account of $50,000 each calendar month (the “Extension Amendment Proposal”);

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Proposal No. 2 — Redemption Limitation Amendment Proposal — A proposal to amend DTOC’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that DTOC may not redeem public shares to the extent that such redemption would result in DTOC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow DTOC to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”);

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Proposal No.3 — Trust Agreement Amendment Proposal — A proposal to amend DTOC’s Trust Agreement, to (i) allow the Company to extend the Combination Period from March 12, 2023 to June 30, 2023, and (ii) give the Sponsor the Extension Option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date upon the deposit into the Trust Account of the Additional Contribution for each calendar month (the “Trust Agreement Amendment Proposal); and

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Proposal No. 4 — Adjournment Proposal — A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Q.
Are the proposals conditioned on one another?

A.
Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to implement the Extension and the Trust Agreement Amendment and may liquidate on the Termination Date.

If the Extension is implemented and either redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, DTOC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this proxy statement, and will retain the remainder of the funds in the Trust Account for DTOC’s use in connection with consummating the Business Combination on or before the Extended Date.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
The Sponsor and all of DTOC’s directors and officers (the “initial stockholders”) waived their rights to participate in any liquidating distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account.
Neither the Redemption Limitation Amendment Proposal and the Adjournment Proposal are conditioned on the approval of any other proposal.

Q.
Why is DTOC proposing the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.
The Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. In addition, pursuant to the Certificate of Incorporation, DTOC may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, is to allow DTOC additional time to complete a Business Combination. Additionally, the purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow DTOC to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation. The Board believes that given the Company’s expenditure of time, effort and money on finding a potential business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination through the Extended Date. Additionally, the purpose of the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal is to simultaneously (i) provide those DTOC stockholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if DTOC liquidated on the Termination Date and (ii) allow those DTOC stockholders who wish for DTOC to continue to attempt to consummate the Business Combination to remain stockholders. In that regard, the Board believes it is in the best interests of DTOC and its stockholders for DTOC to be allowed to carry out redemptions irrespective of the Redemption Limitation.

The Board has determined that it is in the best interests of DTOC to seek an extension of the Termination Date and have DTOC stockholders approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. However, even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that DTOC will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by DTOC stockholders, DTOC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by DTOC stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal.

You are not being asked to vote on the Business Combination at this time. If the Extension and, if necessary, the Redemption Limitation Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on the Business Combination when and if it is submitted to stockholders (provided that you are a stockholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event the Business Combination is approved and completed or in the event we have not consummated the Business Combination by the Extended Date. There is no guarantee that we will be able to complete the Business Combination before the Extended Date.
Q.
What vote is required to approve the proposals presented at the Special Meeting?

A.
The affirmative vote of at least 65% of the shares of DTOC common stock will be required to approve each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. Stockholder approval of the Extension Amendment and, if necessary, the Redemption Limitation Amendment are required for the implementation of the Board’s plan to extend the date by which we must consummate the Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment and the Redemption Limitation Amendment at any time without any further action by our stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

The presence, in person (including virtually) or by proxy, at the Special Meeting of the holders of a majority of the shares of DTOC common stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the conduct of business at the Special Meeting. Accordingly, a DTOC’s stockholder’s failure to vote in person (including virtually) or by proxy at the Special Meeting, will not be counted towards the number of shares of DTOC common stock required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have the same effect as an “AGAINST” vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

Q.
Why should I vote “FOR” the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.
DTOC believes its stockholders will benefit from DTOC consummating the Business Combination and is proposing the Extension Amendment Proposal and Trust Agreement Amendment Proposal to extend the date by which DTOC has to complete the Business Combination until the Extended Date. The Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. The Board believes that given the Company’s expenditure of time, effort and money on finding a potential business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination through the Extended Date. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that DTOC will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.

The Board unanimously recommends that you vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow DTOC to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation. The Board believes it is in the best interests of DTOC and its stockholders for DTOC to be allowed to carry out redemptions irrespective of the Redemption Limitation.
The Board unanimously recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q.
Why should I vote “FOR” the Adjournment Proposal?

A.
If the Adjournment Proposal is not approved by DTOC stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal or implementation of the Extension.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.
Q.
How will the initial stockholders vote?

A.
The initial stockholders have advised DTOC that they intend to vote any shares of DTOC common stock over which they have voting control, in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial stockholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of the issued and outstanding DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. To approve the Adjournment Proposal, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 12,506,251 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of DTOC common stock are present at the Special Meeting, then the Company will need only 2,084,375 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting.

Q.
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment and the Redemption Limitation Amendment. If the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.
What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.
If there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Agreement Amendment Proposal, DTOC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law.
The initial stockholders waived their rights to participate in any liquidation distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account.

Q.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, then DTOC will amend its Certificate of Incorporation by filing an amendment with the Secretary of State of the State of Delaware in substantially the form that appears in Annex A hereto and will continue its efforts to consummate the Business Combination on or before the Extended Date. If (i) the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares would exceed the Redemption Limitation, and (ii) the Redemption Limitation Amendment Proposal is approved, then DTOC will amend its Certificate of Incorporation by filing an amendment with the Secretary of State of the State of Delaware in substantially the form that appears in Annex B hereto. Even if the Extension Amendment Proposal and the Trust Agreement Amendment are approved and redemptions of Public Shares do not exceed the Redemption Limitation, DTOC may determine, in its sole discretion, to amend its Certificate of Incorporation by filing an amendment with the Secretary of State of the State of Delaware in substantially the form that appears in Annex B hereto.

If the Extension Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are approved and the Extension and, if necessary, the Redemption Limitation Amendment are implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of DTOC held by DTOC’s officers, directors, the Sponsor and its affiliates. Even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.

Q:
What happens if the Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into nonredemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of DTOC Class A common stock. Any shares of DTOC Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares.

In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if DTOC has not completed an initial business combination by the Termination Date.
Q.
Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.
Yes. Whether you vote for or against the Extension Amendment Proposal and regardless of whether you are a holder of Public Shares on the Record Date, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.
Do I need to request that my shares be redeemed whether I vote for or against the Redemption Limitation Amendment Proposal?

A.
Yes. Whether you vote for or against the Redemption Limitation Amendment Proposal and regardless of whether you are a holder of Public Shares on the Record Date, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q:
What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved?

A:
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, prior to filing the certificate of amendment to the Certificate of Incorporation, the Sponsor shall make a deposit into the Trust Account of an aggregate of $150,000. In addition, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension becomes effective, the Sponsor may elect to exercise, in its sole discretion, the Extension Option to further extend the Combination Period, provided the Sponsor deposits into the Trust Account $50,000 on or prior to the date of the applicable deadline. The Sponsor may exercise the Extension Option up to three (3) times, allowing for up to an additional three months beyond June 30, 2023 to complete the Business Combination. The Sponsor will receive one or more non-interest bearing, unsecured promissory notes from the Company equal to the amount of the Initial Contribution and Additional Contribution, as applicable, each of which would be repayable by the Company upon consummation of the Business Combination. Such notes would not be repaid in the event that the Company is unable to close the Business Combination unless there are funds available outside the Trust Account to do so. In the case of the Extension Options, in the event that the Company receives notice from the Sponsor five (5) days prior to the applicable deadline of its intent to exercise the Extension Option, the Company will issue a press release announcing such intention to exercise the Extension Option at least three (3) days prior to the applicable deadline. In addition, the Company will issue a press release the day after the applicable deadline announcing whether the Additional Contribution was timely deposited into the Trust Account. If the Extension Amendment, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are implemented and the Sponsor elects to exercise the Extension Options through the Extended Date to allow the Company to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $       per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $       per share. The Initial Contribution and the Additional Contributions are conditioned upon the implementation of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal. The Initial Contribution and the Additional Contributions, if any, will not occur if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are not approved or the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are not completed. In the case of the Extension Options, the Sponsor will have the sole discretion whether to extend the Combination Period for additional calendar months until the Extended Date and if the Sponsor elects not to extend for additional calendar months, the Sponsor will have no obligation to make any Additional Contributions, and the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
Q.
May I change my vote after I have mailed my signed proxy card?

A.
Yes. You may change your vote by:

•
sending a later-dated, signed proxy card addressed to DTOC’s Secretary located at Digital Transformation Opportunities Corp., 10207 Clematis Court, Los Angeles, CA 90077, Attn: Secretary, so that it is received by DTOC’s Secretary on or before the Special Meeting; or

•
attending and voting virtually via the internet during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to DTOC’s Secretary, which must be received by DTOC’s Secretary on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
Q.
How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of DTOC common stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of DTOC common stock entitled to vote and who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, abstentions and broker non-votes will have the same effect as an “AGAINST” vote. With respect to the Adjournment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on outcome the Adjournment Proposal.

Q.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A.
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
Q.
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. DTOC believes that all of the proposals presented to the stockholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum, and will have the same effect as an “AGAINST” vote on the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, but will have no effect on the outcome of the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.
What constitutes a quorum at the Special Meeting?

A.
A quorum is the minimum number of DTOC stockholders necessary to hold a valid meeting. Our Certificate of Incorporation defines a quorum as the holders (whether individuals or entities by a duly authorized representative) of a majority of the outstanding shares of DTOC common stock being present in person (including virtually) or by proxy at the Special Meeting.

Accordingly, a DTOC’s stockholder’s failure to vote in person (including virtually) or by proxy at the Special Meeting, will not be counted towards the number of shares of DTOC common stock required to validly establish a quorum.
Q.
How many votes do I have?

A.
Each shares of DTOC common stock is entitled to one vote on each proposal being submitted to our stockholders at the Special Meeting.

Q.
How do I vote?

A.
If you were a holder of record of shares of DTOC common stock on                 , 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to virtually attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on                 , 2023.
Voting by Internet. Stockholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.cstproxyvote.com and entering the voter control number included on your proxy card.

Q.
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Agreement, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal the Board has determined that each proposal is in the best interests of DTOC and its stockholders. The Board unanimously recommends that DTOC stockholders vote “FOR” each of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal, if presented.

Q.
What interests do DTOC’s directors and officers have in the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal?

A.
DTOC’s directors and officers have interests in the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Special Meeting of DTOC — Interests of the Initial Stockholders” in this proxy statement.

Q.
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal?

A.
No. There are no appraisal rights available to DTOC stockholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.
If I am a public stockholder, can I exercise redemption rights with respect to my Public Shares?

A.
Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this proxy statement. Public stockholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals and regardless of whether they hold Public Shares on the Record Date. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Certificate of Incorporation, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
Q.
If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.
No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.
If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.
No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Q.
What do I need to do now?

A.
You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A, B and C, and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
How do I exercise my redemption rights?

A.
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and, if necessary, the Redemption Limitation Amendment, DTOC stockholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DTOC to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated March 9, 2021, filed in connection with the IPO. Notwithstanding the foregoing, if the Extension Amendment Proposal is approved but redemptions of Public Shares would exceed the Redemption Limitation, unless the Redemption Limitation Amendment Proposal is approved or DTOC’s net tangible assets cam be increased, DTOC will not proceed with the Extension and will not redeem any Public Shares.

Pursuant to our Certificate of Incorporation, a public stockholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension or the Redemption Limitation Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that DTOC redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior

to the scheduled vote at the Special Meeting) in order for their Public Shares to be redeemed. Public stockholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension and, if necessary, the Redemption Limitation Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of DTOC’s transfer agent is listed under the question “Who can help answer my questions?” below. DTOC requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.
A physical share certificate will not be needed if your shares are delivered to DTOC’s transfer agent electronically. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC and DTOC’s transfer agent will need to act to facilitate the request. It is DTOC’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because DTOC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with DTOC’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”
DTOC stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not stockholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Q.
What should I do if I receive more than one (1) set of voting materials for the Special Meeting?

A.
You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A.
DTOC will pay the cost of soliciting proxies for the Special Meeting. DTOC has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. DTOC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of DTOC common stock for their expenses in forwarding soliciting materials to beneficial owners of shares of DTOC common stock and in obtaining voting instructions from those owners. The directors, officers and employees of DTOC may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.
Q.
Who can help answer my questions?

A.
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Digital Transformation Opportunities Corp.
10207 Clematis Court
Los Angeles, CA 90077
Tel: (360) 949-1111
You may also contact the proxy solicitor for DTOC at:
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: DTOC.info@investor.morrowsodali.com
To obtain timely delivery, DTOC stockholders must request the materials no later than                 , 2023, or five (5) business days prior to the date of the Special Meeting. You may also obtain additional information about DTOC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on                 , 2023 (two business days before the scheduled vote at the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:
Continental Stock Transfer & Trust Company, LLC
One State Street Plaza, 30th Floor
New York, NY 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

THE SPECIAL MEETING
We are furnishing this proxy statement to you as a stockholder of Digital Transformation Opportunities Corp. as part of the solicitation of proxies by our Board for use at the Special Meeting to be held on                 ,                 , 2023, or any adjournment or postponement thereof.
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held on                 ,                 , 2023, at 10:00 a.m., Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/dtocorp/2023. You are cordially invited to attend the Special Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•
Proposal No. 1 — Extension Amendment Proposal — A proposal to amend DTOC’s Certificate of Incorporation to (i) extend the Combination Period from March 12, 2023 to June 30, 2023 upon the deposit by the Sponsor of an aggregate of $150,000 into the Trust Account and (ii)  give the Sponsor the right to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to September 30, 2023;

•
Proposal No. 2 — Redemption Limitation Amendment Proposal — A proposal to amend DTOC’s Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that DTOC may not redeem public shares to the extent that such redemption would result in DTOC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow DTOC to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

•
Proposal No. 3 — Trust Agreement Amendment Proposal — A proposal to amend DTOC’s Trust Agreement to (i) allow the Company to extend the Combination Period from March 12, 2023 to June 30, 2023, and (ii) give the Sponsor the right to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date; and

•
Proposal No. 4 — Adjournment Proposal — A proposal, to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, prior to the filing of the certificate of amendment to the Certificate of Incorporation to effect the Extension, the Sponsor shall make a deposit into the Trust Account of an aggregate of $150,000. In addition, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved and the Extension is effective, in the event that the Business Combination has not been completed prior to June 30, 2023, the Sponsor may elect to exercise, in its sole discretion, the Extension Option to further extend the Combination Period, provided the Sponsor deposits into the Trust Account $50,000 on or prior to the date of the applicable deadline. The Sponsor may exercise the Extension Option up to three (3) times, allowing for up to an additional three months beyond June 30, 2023 to complete the Business Combination. The Sponsor will receive one or more non-interest bearing, unsecured promissory notes from the Company equal to the amount of the Initial Contribution and Additional Contribution, as applicable, each of which would be repayable by the Company upon consummation of the Business Combination. Such notes would not be repaid in the event that the Company is unable to close the Business Combination unless there are funds available outside the Trust Account to do so. In the case of the Extension Options, in the event that the Company receives notice from the Sponsor five (5) days prior to the applicable deadline of its intent to exercise the Extension Option, the Company will issue a press release announcing such intention to exercise the Extension Option at least three (3) days prior to the applicable deadline. In addition, the Company will issue a press release the day after the applicable deadline announcing whether the Additional Contribution was timely deposited into the Trust Account. If the Extension Amendment, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are implemented and the Sponsor elects to exercise the Extension Options through the Extended Date to allow the Company to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $       per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $       per share. The Initial Contribution and the Additional Contributions are conditioned upon the implementation of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal. The Initial Contribution and the Additional Contributions, if any, will not occur if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are not approved or the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are not completed. In the case of the Extension Options, the Sponsor will have the sole discretion whether to extend the Combination Period for additional calendar months until the Extended Date and if the Sponsor elects not to extend for additional calendar months, the Sponsor will have no obligation to make any Additional Contributions, and the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
Voting Power; Record Date
As a stockholder of DTOC, you have a right to vote on certain matters affecting DTOC. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you own shares of DTOC common stock at the close of business on                 , 2023, which is the Record Date for the Special Meeting. You are entitled to one (1) vote for each share of DTOC common stock that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 41,687,500 issued and outstanding shares, of which 33,350,000 shares were held by holders of Public Shares and 8,337,500 Founder Shares were held by the initial stockholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum and Required Vote for Proposals for the Special Meeting
The presence, in person (including virtually) or by proxy, at the Special Meeting of the holders of a majority of the outstanding shares of DTOC common stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the conduct of business at the Special Meeting. Accordingly, a DTOC’s stockholder’s failure to vote in person (including virtually) or by proxy at the Special Meeting, will not be counted towards the number of shares of DTOC common stock required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have the same effect as an “AGAINST” vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on Adjournment Proposal.
The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of DTOC common stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of DTOC common stock entitled to vote and who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter.
On the Record Date, the Sponsor, DTOC’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of DTOC’s issued and outstanding shares of DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. To approve the Adjournment Proposal, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 12,506,251 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of DTOC common stock are present at the Special Meeting, then the Company will need only 2,084,375 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal at the Special Meeting.
It is possible that DTOC will not be able to complete its initial Business Combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved. If DTOC fails to complete its initial Business Combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment are approved, DTOC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.
Voting Your Shares — Stockholders of Record
If you are a DTOC stockholder of record, you may vote by mail or internet. Each share of DTOC common stock that you own in your name entitles you to one (1) vote on each of the proposals for the Special Meeting. Your one (1) or more proxy cards show the number of shares of DTOC common stock that you own.
Voting by Mail.   You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Special Meeting so that your shares will be voted if you are unable to virtually attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of DTOC common stock will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on                 , 2023.
Voting by Internet.   Stockholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.cstproxyvote.com and entering the voter control number included on their proxy card.
Voting Your Shares — Beneficial Owners
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from DTOC. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet. A large number of banks and brokerage firms offer internet voting. If your bank or brokerage firm does not offer internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Special Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxyservices@continentalstock.com. Written requests can be mailed to:
Continental Stock Transfer & Trust Company, LLC
Attn: Proxy Services Department
1 State Street, 30th Floor
New York, NY 10004
Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., New York Time, on                 , 2023.
You will receive a confirmation of your registration by email after DTOC receives your registration materials. You may virtually attend the Special Meeting by visiting https://www.cstproxy.com/dtocorp/2023 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. Follow the instructions provided to vote. DTOC encourages you to access the Special Meeting prior to the start time leaving ample time for the check in.
Attending the Special Meeting
The Special Meeting will be held at 10:00 a.m., Pacific Time, on                 , 2023 virtually via live webcast at https://www.cstproxy.com/dtocorp/2023. You will be able to attend the Special Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Special Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Special Meeting.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify DTOC’s Secretary in writing to Digital Transformation Opportunities Corp., 10207 Clematis Court, Los Angeles, CA 90077, before the Special Meeting that you have revoked your proxy; or

•
you may attend the Special Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Certificate of Incorporation, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.
Who Can Answer Your Questions about Voting
If you have any questions about how to vote or direct a vote in respect of your shares of DTOC common stock, you may call Morrow Sodali, LLC, DTOC’s proxy solicitor, (800) 662-5200 or banks and brokers can call at (203) 658-9400.
Redemption Rights
In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DTOC to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated March 9, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, if the Extension Amendment Proposal is approved but redemptions of Public Shares would exceed the Redemption Limitation, unless the Redemption Limitation Amendment Proposal is approved or DTOC’s net tangible assets can be increased, DTOC will not proceed with the Extension and will not redeem any Public Shares.
Pursuant to our Certificate of Incorporation, a public stockholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension or the Redemption Limitation Amendment is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that DTOC redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                 , 2023 (two business days prior to the scheduled vote at the Special Meeting) in order for their Public Shares to be redeemed. Public stockholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension or the Redemption Limitation Amendment is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of DTOC’s transfer agent is listed under the question “Who can help answer my questions?” below. DTOC requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.
A physical share certificate will not be needed if your shares are delivered to DTOC’s transfer agent electronically. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC and DTOC’s transfer agent will need to act to facilitate the request. It is DTOC’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because DTOC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with DTOC’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”
DTOC stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Extension Amendment Proposal or the Redemption Limitation Proposal is approved.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not stockholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $      million as of the Record Date. Prior to their exercising redemption rights, DTOC stockholders should verify the market price of the shares of DTOC common stock, as stockholders may receive higher proceeds from the sale of their shares of DTOC common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the shares of DTOC common stock when you wish to sell your shares.
If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of DTOC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.
Notwithstanding the foregoing, pursuant to our Certificate of Incorporation, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and Trust Agreement Amendment Proposal are not approved and the Extension implemented, and if the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of DTOC’s warrants will expire worthless.
Appraisal Rights
There are no appraisal rights available to DTOC stockholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs
DTOC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. DTOC has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Special Meeting. DTOC and its directors, officers and employees may also solicit proxies on the internet. DTOC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
DTOC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. DTOC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to DTOC stockholders. Directors, officers and employees of DTOC who solicit proxies will not be paid any additional compensation for soliciting.
Interests of the Initial Stockholders
In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, stockholders should be aware that, aside from their interests as stockholders, the initial stockholders have interests in consummating a business combination that are different from, or in addition to, those of other stockholders generally. DTOC’s directors are aware of and will consider these interests, among other matters, in evaluating a potential business combination, in recommending to stockholders that they approve a business combination and in agreeing to vote their shares in favor of a business combination. Stockholders should take these interests into account in deciding whether to approve a business combination. These interests include, among other things:

•
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a business combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding DTOC public shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and DTOC’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.003 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $      based upon the closing price of $      per share on Nasdaq on the Record Date.

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Simultaneously with the consummation of the IPO, the Sponsor purchased 6,113,333 Private Placement Warrants, each exercisable to purchase one share of DTOC common stock at $11.50 per share beginning 30 days after the completion of a Business Combination, at a price of $1.50 per warrant for an aggregate of $9,170,000 in a private placement. Such Private Placement Warrants have an aggregate market value of approximately $      based upon the closing per warrant price of $      on Nasdaq on the Record Date. The Private Placement Warrants and shares of DTOC common stock underlying the Private Placement Warrants will become worthless if DTOC does not consummate a business combination by the Termination Date or such later date that may be approved by DTOC stockholders in accordance with the Certificate of Incorporation.

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The Sponsor and DTOC’s directors and officers paid significantly less for their Founder Shares and Private Placement Warrants than other public stockholders and holders of Public Warrants paid for their Public Shares and Public Warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Even if the trading price of the shares of DTOC common stock were as low as $1.10 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor and DTOC’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the shares of DTOC common stock have lost significant value. On the other hand, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.
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Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.00 per Public Share; or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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The Certificate of Incorporation contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with DTOC but were not offered due to a DTOC director’s duties to another entity. DTOC does not believe that the waiver of the corporate opportunity doctrine in its Certificate of Incorporation interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and DTOC consummates an initial Business Combination, the officers and directors of DTOC may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
DTOC is a blank check company incorporated under the laws of the State of Delaware on November 20, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
On March 12, 2021, DTOC consummated its IPO of 33,350,000 Units. Each Unit consists of one Public Share and one-fourth of one Public Warrant. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $333,500,000. Simultaneously with the consummation of the IPO and the sale of the Units, DTOC consummated the private placement of an aggregate of 6,113,333 Private Placement Warrants issued to the Sponsor at a price of $1.50 per warrant, generating total proceeds of $9,170,000. Upon the closing of the IPO and simultaneous private placement, a total of $333,500,000 of the net proceeds from DTOC’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.
Like most blank check companies, the Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date. DTOC is proposing to amend its Certificate of Incorporation to extend the date by which DTOC has to consummate a Business Combination to the Extended Date. A copy of the proposed amendment to the Certificate of Incorporation of DTOC is attached to this proxy statement as part of Annex A.
Reasons for the Extension Amendment Proposal
The Certificate of Incorporation currently provide that DTOC has until the Termination Date to complete an initial business combination. DTOC and its officers and directors agreed that they would not seek to amend the Certificate of Incorporation to allow for a longer period of time to complete a business combination unless DTOC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of DTOC to seek an extension of the Termination Date and have DTOC stockholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. While the Company and AON are working towards satisfaction of the conditions to the Closing by such deadline, the Board believes that the current Termination Date will not provide sufficient time to complete the Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that DTOC will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.
The Extension Amendment Proposal is essential to allowing DTOC additional time to consummate the Business Combination in the event the Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to implement the Extension Amendment and the Trust Agreement Amendment and may liquidate on the Termination Date.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved, prior to the filing of the certificate of amendment to the Certificate of Incorporation to effect the Extension, the Sponsor shall make a deposit into the Trust Account of an aggregate of $150,000. In addition, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is effective, in the event that the Business Combination has not been completed prior to June 30, 2023, the Sponsor may elect to exercise, in its sole discretion, the Extension Option to further extend the Combination Period, provided the

Sponsor deposits into the Trust Account $50,000 on or prior to the date of the applicable deadline. The Sponsor may exercise the Extension Option up to three (3) times, allowing for up to an additional three months beyond June 30, 2023 to complete the Business Combination. The Sponsor will receive one or more non-interest bearing, unsecured promissory notes from the Company equal to the amount of the Initial Contribution and Additional Contribution, as applicable, each of which would be repayable by the Company upon consummation of the Business Combination. Such notes would not be repaid in the event that the Company is unable to close the Business Combination unless there are funds available outside the Trust Account to do so. In the case of the Extension Options, in the event that the Company receives notice from the Sponsor five (5) days prior to the applicable deadline of its intent to exercise the Extension Option, the Company will issue a press release announcing such intention to exercise the Extension Option at least three (3) days prior to the applicable deadline. In addition, the Company will issue a press release the day after the applicable deadline announcing whether the Additional Contribution was timely deposited into the Trust Account. If the Extension Amendment, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are approved and the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are implemented and the Sponsor elects to exercise the Extension Options through the Extended Date to allow the Company to complete the Business Combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $ per share (plus any interest earned between now and the time the Company converts all of its investments in the Trust Account into cash), in comparison to the current redemption amount of approximately $      per share. The Initial Contribution and the Additional Contributions are conditioned upon the implementation of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal. The Initial Contribution and the Additional Contributions, if any, will not occur if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are not approved or the Extension, the Trust Agreement Amendment and, if necessary, the Redemption Limitation Amendment are not completed. In the case of the Extension Options, the Sponsor will have the sole discretion whether to extend the Combination Period for additional calendar months until the Extended Date and if the Sponsor elects not to extend for additional calendar months, the Sponsor will have no obligation to make any Additional Contributions, and the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.
If the Extension Amendment Proposal Is Not Approved
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate a business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension are satisfied or waived. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Termination Date, or such later date that may be approved by DTOC stockholders, DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law.
The initial stockholders have waived their rights to participate in any liquidation distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and redemptions of Public Shares would not exceed the Redemption Limitation, DTOC intends to file an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware substantially in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. DTOC will then continue to attempt to consummate the Business Combination until the Extended Date. DTOC will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.
Even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and either (i) redemptions of Public Shares would exceed the Redemption Limitation or (ii) the Redemption Limitation Amendment Proposal is not approved, DTOC may not be able to implement the Extension. Please see “Proposal No. 2 — The Redemption Limitation Amendment Proposal — If the Redemption Limitation Amendment Proposal Is Not Approved” for more information.
You are not being asked to vote on the Business Combination at the Special Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date. The vote by DTOC stockholders to approve the Business Combination will occur at a separate meeting of DTOC stockholders, to be held at a later date, and the solicitation of proxies from DTOC stockholders in connection with such separate meeting, and the related right of DTOC stockholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Special Meeting.
Redemption Rights
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public stockholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, if necessary, and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.
Notwithstanding the foregoing, pursuant to our Certificate of Incorporation, a public stockholder, together with any affiliate of such public stockholder or any other person with whom such public stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
Please see the section titled “Special Meeting — Redemption Rights” for more information on how to exercise your redemption rights.
United States Federal Income Tax Considerations
The following is a discussion of material United States federal income tax considerations for holders of shares of DTOC Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This discussion does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares of DTOC Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the shares of DTOC Class A common stock. In addition, this discussion does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this discussion is limited to investors that hold our shares of DTOC Class A common stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of DTOC Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding shares of DTOC Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF SHARES OF DTOC CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of shares of DTOC Class A common stock that elect to have their shares of DTOC Class A common stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner whose shares of DTOC Class A common stock is so redeemed and is:
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an individual who is a United States citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

In the event that a U.S. Holder’s shares of DTOC Class A common stock is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares of DTOC Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of shares of

DTOC Class A common stock generally will be treated as a sale of the shares of DTOC Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of DTOC Class A common stock, which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares of DTOC Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption, and (ii) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder must be less than 50% of our total outstanding voting stock immediately following the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and certain other requirements are satisfied. The redemption of the shares of DTOC Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of shares of DTOC Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of DTOC Class A common stock will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of DTOC Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of shares of DTOC Class A common stock, the U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of DTOC Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the shares of DTOC Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the shares of DTOC Class A common stock based upon the then fair market values of the shares of DTOC Class A common stock and the one-fourth of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its shares of DTOC Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its shares of DTOC Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of shares of DTOC Class A common stock or the U.S. Holder’s initial basis for shares of DTOC Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions
If the redemption does not qualify as a sale of shares of DTOC Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our shares of DTOC Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares of DTOC Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of DTOC Class A Common Stock Treated as a Sale”. Treatment of the redemption as a distribution is not expected to result in material amounts of dividend income to holders, as we do not expect that we would have material amounts of current or accumulated earnings and profits. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of shares of DTOC Class A common stock that elect to have their shares of DTOC Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) whose shares of DTOC Class A common stock is so redeemed and is not a U.S. Holder.
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares of DTOC Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s shares of DTOC Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of shares of DTOC Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of DTOC Class A common stock will be treated as a sale or as a distribution under the Code.
Redemption of DTOC Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of shares of DTOC Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a sale of shares of DTOC Class A common stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

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the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

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we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held shares of DTOC Class A common stock, and, in the case where shares of DTOC Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of shares of DTOC Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of shares of DTOC Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.
Taxation of Distributions
If the redemption does not qualify as a sale of shares of DTOC Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of DTOC Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of DTOC Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of shares of DTOC Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders  —  Redemption of DTOC Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Information Reporting and Backup Withholding
Payments made to holders in redemption of their shares of DTOC Class A common stock may be reported to the IRS. In addition, under the United States federal income tax laws, backup withholding at the statutory rate (currently 24%) may apply to the amount paid to certain stockholders (who are not “exempt” recipients) pursuant to the redemption. To prevent such backup United States federal income tax withholding, each non-corporate stockholder who is a U.S. Holder and who does not otherwise establish an exemption from backup withholding must notify the applicable withholding agent of the stockholder’s taxpayer identification number (employer identification number or social security number) and provide certain other information by completing, under penalties of perjury, an IRS Form W-9. Failure to timely provide the correct taxpayer identification number on the IRS Form W-9 may subject the holder to certain penalties imposed by the IRS.
Certain “exempt” recipients (including, among others, generally all corporations and certain Non-U.S. Holders) are not subject to these information reporting and backup withholding requirements. For a Non-U.S. Holder to qualify for such exemption, such Non-U.S. Holder must submit a statement (generally, an IRS Form W- 8BEN or W-8BEN-E or other applicable Form W-8), signed under penalties of perjury, attesting to such Non-U.S. Holder’s exempt status. A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9.
Backup withholding is not an additional tax. Taxpayers may use amounts withheld as a credit against their United States federal income tax liability or may claim a refund of such amounts if they timely provide certain required information to the IRS.
Stockholders should consult their tax advisors regarding the application of backup withholding to their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.

FATCA
Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of DTOC Class A common stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Non-U.S. Holders should consult with their tax advisors regarding the possible implications of these rules on the redemption of such holders’ shares of DTOC Class A common stock.
The foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of least sixty-five percent (65%) of the issued and outstanding shares of DTOC common stock, voting together as a single class. Failure to vote in person (including virtually) or by proxy at the Special Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Extension Amendment Proposal.
On the Record Date, the Sponsor, DTOC’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of DTOC’s issued and outstanding shares of DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.
Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposals is not, neither proposal will take effect. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT DTOC STOCKHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.
Our Board expresses no opinion as to whether you should redeem your Public Shares.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Special Meeting of DTOC-Interests of the Initial Stockholders” for a further discussion.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The proposed Redemption Limitation Amendment would amend the Certificate of Incorporation substantially in the form set forth in Annex B to eliminate from the Certificate of Incorporation the limitation that DTOC may not redeem Public Shares to the extent that such redemption would result in DTOC having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow DTOC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we may not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate for DTOC not to be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders amend the Certificate of Incorporation to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination and related proposals.
If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and redemptions have exceeded the Redemption Limitation, we may not be able to proceed with the Extension. In that scenario, it is expected that DTOC (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to DTOC to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DTOC’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to DTOC’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if DTOC does not complete an initial business combination by March 12, 2023, or by the applicable deadline as extended pursuant to the Certificate of Incorporation, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.
If the Redemption Limitation Amendment Proposal Is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, our Board will not be able to implement the Extension if redemptions of Public Shares would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of DTOC Class A common stock. Any shares of DTOC Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if DTOC has not completed an initial business combination by the Termination Date.
The initial stockholders have waived their rights to participate in any liquidation distribution with respect to the 8,337,500 Founder Shares held by them. There will be no distribution from the Trust Account with respect to DTOC’s warrants, which will expire worthless in the event DTOC dissolves and liquidates the Trust Account.
If the Redemption Limitation Amendment Proposal Is Approved
If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would exceed the Redemption Limitation, DTOC will amend the Certificate of Incorporation with the amendment substantially in the form set forth in Annex B. If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would not exceed the Redemption Limitation, DTOC may nevertheless determine, in its sole discretion, to amend the Certificate of Amendment with the amendment substantially in the form set forth in Annex B. For further details, see “Proposal No. 1 — The Extension Amendment Proposal — If the Extension Amendment Proposal Is Approved”.
Redemption Rights
In connection with the approval of the Redemption Limitation Amendment Proposal, each public stockholder may seek to redeem his, her or its Public Shares if the Company implements the amendments to the Certificate of Incorporation with the amendment substantially in the form set forth in Annex B. For further details, see “Special Meeting — Redemption Rights”.
United States Federal Income Tax Considerations
See “Proposal No. 1 — The Extension Amendment Proposal — United States Federal Income Tax Considerations”.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of least sixty-five percent (65%) of the issued and outstanding shares of DTOC common stock, voting together as a single class. Failure to vote in person (including virtually) or by proxy at the Special Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Redemption Limitation Amendment Proposal.
On the Record Date, the Sponsor, DTOC’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of DTOC’s issued and outstanding shares of DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Redemption Limitation Amendment Proposal to approve such proposal.
The approval of the Redemption Limitation Amendment Proposal is not conditioned on the approval of any other proposal. Notwithstanding the foregoing, even if the Redemption Limitation Amendment Proposal is approved, DTOC may nevertheless choose not to amend the Certificate of Incorporation and may liquidate on the Termination Date.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT DTOC STOCKHOLDERS VOTE“FOR”
THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.
Our Board expresses no opinion as to whether you should redeem your Public Shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Special Meeting of DTOC-Interests of the Initial Stockholders” for a further discussion.

PROPOSAL NO. 3  — THE TRUST AGREEMENT AMENDMENT PROPOSAL
Overview
The proposed Trust Agreement Amendment would amend our Trust Agreement to (i) allow the Company to extend the Combination Period from March 12, 2023 to June 30, 2023, (ii)  give the Sponsor the right to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex C. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Trust Agreement Amendment
The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period to June 30, 2023 and to give the Sponsor the right to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to the Extended Date.
The Trust Agreement Amendment Proposal is essential to allowing DTOC additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, DTOC may nevertheless choose not to implement the Extension Amendment and the Trust Agreement Amendment and may liquidate on the Termination Date.
If the Trust Agreement Amendment Is Not Approved
If the Trust Agreement Amendment is not approved, and we do not consummate an initial Business Combination by March 12, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our Warrants will expire worthless.
The initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.
If the Trust Agreement Amendment Is Approved
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to the Trust Agreement substantially in the form of Annex C hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Special Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the applicable Termination Date. The Company will then continue to attempt to consummate the Business Combination until the Extended Date.
Vote Required for Approval
Subject to the foregoing, approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of least sixty-five percent (65%) of the issued and outstanding shares of DTOC common stock, voting together as a single class. Failure to vote in person (including virtually) or by proxy at the Special Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Trust Agreement Amendment Proposal.
On the Record Date, the Sponsor, DTOC’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent

(20%) of DTOC’s issued and outstanding shares of DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 18,759,375 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.
Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our stockholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our stockholders.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT DTOC STOCKHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Special Meeting of DTOC — Interests of the Initial Stockholders” for a further discussion.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to DTOC stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension, the Redemption Limitation Amendment and/or the Trust Agreement Amendment.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by DTOC stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Agreement Amendment Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal the affirmative vote of the holders of a majority of the issued and outstanding shares of DTOC common stock entitled to vote and who, being present in person (including virtually) or represented by proxy at the Special Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
On the Record Date, the Sponsor, DTOC’s directors, officers and its initial stockholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 8,337,500 Founder Shares held by the Sponsor and the officers and directors of DTOC, representing approximately twenty percent (20%) of DTOC’s issued and outstanding shares of DTOC common stock. Accordingly, if all outstanding shares of DTOC common stock are present at the Special Meeting, then in addition to the Founder Shares, the Company will need 12,506,251 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of DTOC common stock are present at the Special Meeting, then the Company will need only 2,084,375 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension, the Redemption Limitation Amendment and/or the Trust Agreement Amendment.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT DTOC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Special Meeting of DTOC — Interests of the Initial Stockholders” for a further discussion.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 13, 2022, and our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete the Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, or at all. Our ability to consummate any business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and the Redemption Limitation Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension and the Redemption Limitation Amendment are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals (as hereinafter defined) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) that would, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act we would be required to institute burdensome compliance requirements and our activities would be severely restricted and as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of the registration statement relating to the IPO (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effectiveness of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company, although we intend to convert all of our investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the 24-month anniversary of the consummation of the IPO (see the risk factor entitled “We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders” below). If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.
A new 1% U.S. federal excise tax would be imposed on the Company in connection with redemptions of shares of DTOC common stock.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”) was signed into federal law. The Inflation Reduction Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (each, a “covered corporation”) that occur after December 31, 2022. Because the Company is a Delaware corporation and its securities are traded on Nasdaq, the Company is a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the stock repurchase excise tax base of a covered corporation during a taxable year. The stock repurchase excise tax base generally equals the fair market value of the shares repurchased (at the time of the repurchase) by the covered corporation during the taxable year. However, for purposes of calculating the stock repurchase excise tax base, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. On December 27, 2022, the IRS and the U.S. Department of the Treasury issued Notice 2023-2 to provide taxpayers with interim guidance addressing the application of the 1% excise tax. Notice 2023-2 provides an exclusive list of redemptions that are not treated as repurchases for purposes of the excise tax, including liquidations under Code Section 331.
Any redemptions in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will likely be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the nature and amount of any financing or equity issuances in connection with the Business Combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other additional guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and could negatively impact the Company’s ability to complete the Business Combination.
We do not intend to continue to invest the proceeds held in the Trust Account in interest-bearing securities, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders.
As of                 , 2023, the record date for the Special Meeting, the proceeds from the IPO and the simultaneous private placement were being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is effective, the Company has determined that it will convert all of its investments in the Trust Account into cash, which will remain in the Trust Account, on or prior to the 24-month anniversary of the consummation of the IPO. After such date, the Company no longer intends to invest the net proceeds in securities or interest-bearing accounts prior to an initial business combination. Accordingly, the amount of interest income (which we are permitted to use to pay our franchise and income taxes and up to $100,000 of dissolution expenses) will no longer increase, which will limit the interest income available for payment of taxes and dissolution expenses or for distribution to public stockholders in connection with our liquidation or in connection with the consummation of our business combination.
In addition, even prior to the 24-month anniversary of the consummation of the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the consummation of the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business (including New Parent), including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of DTOC common stock as of                 , 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of DTOC common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of outstanding shares of DTOC common stock;

•
each of our executive officers and directors that beneficially owns shares of DTOC common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of DTOC common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any DTOC common stock issuable upon exercise of warrants as such securities are not exercisable or convertible within 60 days. Information is based on 41,687,500 shares of DTOC common stock outstanding as of                 , 2023, of which 33,350,000 were shares of DTOC Class A common stock and 8,337,500 were DTOC Class B common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding DTOC Common Stock
Directors and Executive Officers(1)
Kevin Nazemi(2)	8,112,500	19.5%
Kyle Francis(3)	150,000	*
Bradley Fluegel(3)	25,000	*
Jim Moffatt(3)	25,000	*
Heather Zynczak(3)	25,000	*
Digital Transformation Sponsor LLC(3)	8,112,500	19.5%
All officers and directors as a group (five individuals)	8,337,500	20.0%
5% or Greater Beneficial Owners
Glazer Capital, LLC(4)	2,854,230	6.8%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of our stockholders is 10207 Clematis Court, Los Angeles, CA 90077.

(2)
The shares reported above are held in the name of our Sponsor. Our Sponsor is managed by Kevin Nazemi, and Mr. Nazemi has sole voting and dispositive power with respect to the shares held of record by our Sponsor.

(3)
Interests shown consist solely of shares of DTOC Class B common stock. Such shares will automatically convert into DTOC Class A common stock at the time of our initial business combination on a one-for-one basis.

(4)
Information was derived from a Schedule 13G filed on February 14, 2022 by Glazer Capital, LLC (“Glazer Capital”) on its own and on behalf of Paul J. Glazer (“Mr. Glazer”) (together, the “Reporting Persons”), with respect to an aggregate of 2,854,230 shares of DTOC Class A common stock. Glazer Capital serves as investment manager for certain funds and managed accounts (the “Glazer Funds”) and thus may be deemed beneficial owners of DTOC Class A common stock held in the Glazer Funds. Mr. Glazer serves as the managing member of Glazer Capital, and thus may be deemed a beneficial owner of DTOC Class A common stock. The address of the principal business office of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

Our initial stockholders beneficially own 20.0% of the then issued and outstanding DTOC common stock and have the right to elect all of our directors prior to our initial business combination. Holders of our Public Shares will not have the right to elect any directors to our board of directors prior to our initial business combination. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Amended and Restated Certificate of Incorporation and approval of significant corporate transactions including our initial business combination.
If we do not complete our initial business combination by March 12, 2023 or during any Extension Period, the Private Placement Warrants will expire worthless. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants. The Private Placement Warrants are subject to the transfer restrictions. The Private Placement Warrants will not be redeemable by us so long as they are held by the Sponsor and independent directors or their permitted transferees. Our Sponsor and independent directors, or their permitted transferees, have the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor and independent directors or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the Units sold in the IPO. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the Units in the IPO.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 10207 Clematis Court, Los Angeles, CA 90077 to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:
Digital Transformation Opportunities Corp.
10207 Clematis Court
Los Angeles, CA 90077
Tel: (360) 949-1111
or
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200

ANNEX A
PROPOSED FIRST AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
                 , 2023
Digital Transformation Opportunities Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Digital Transformation Opportunities Corp.” The original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on November 20, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation, which both restated and amended the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on March 9, 2021 (the “Amended and Restated Charter”).
2.   This First Amendment to the Amended and Restated Charter was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of Delaware.
3.   Certain capitalized terms used in this Amended and Restated Charter are defined where appropriate herein.
4.   The text of Article IX, subsection 9.2(a) of the Corporation’s Amended and Restated Charter is hereby amended and restated in full as follows:
“(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
5.   The text of Section 9.1(b) of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:
“(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation does not complete its initial Business Combination by the Termination Date (as defined below) and (iii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial

Business Combination activity (as described in Section 9.7). If the Corporation has not consummated an initial business combination by June 30, 2023, Digital Transformation Sponsor LLC (the “Sponsor”) may extend, in its sole discretion, the period of time to consummate a Business Combination beyond June 30, 2023 up to three (3) times by one (1) month each time (each an “Extension Option”) for a total of three (3) months (each an “Optional Extension Period”), provided that (i) the Sponsor provides written notice of its intent to exercise an Extension Option to the Corporation no later than five (5) days prior to the end of the applicable deadline and (ii) the Sponsor deposits into the Trust Account $50,000 (each an “Additional Contribution”) on or prior to the applicable deadline, as evidenced by a non-interest bearing, unsecured promissory note issued by the Corporation in favor of the Sponsor in a principal amount equal to the Additional Contribution. The latest applicable Business Combination deadline, after giving effect to any extensions described in this Section 9.1(b), is referred to as the “Termination Date.” Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
In the event that the Corporation has not consummated an initial Business Combination on or before the Termination Date, the Corporation shall (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to the Corporation to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Corporation’s remaining stockholders and the board of directors, liquidate and dissolve, subject in each case to its obligations under the laws of the State of Delaware to provide for claims of creditors and other requirements of applicable law.
6.   The text of Section 9.1(d) of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:
“(d)   In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to the Corporation to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”
7.   The text of Article IX, subsection 9.2(e) of the Corporation’s Amended and Restated Charter is hereby amended and restated in full as follows:
“(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

8.   The text of Article IX, subsection 9.2(f) of the Corporation’s Amended and Restated Charter is hereby deleted in its entirety.
9.   The text of Section 9.7 of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:
“Section 9.7 Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, Digital Transformation Opportunities Corp. has caused this First Amendment to the Amended and Restated Charter to be duly executed in its name and on its behalf by an authorized officer as of this           day of                 , 2023.
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
By:
Name:   Kevin Nazemi
Title:    Chief Executive Officer

ANNEX B
PROPOSED SECOND AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
           , 2023
Digital Transformation Opportunities Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Digital Transformation Opportunities Corp.” The original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on November 20, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation, which both restated and amended the provisions of the Original Certificate, was filed in the office of the Secretary of State of the State of Delaware on March 9, 2021, as amended by the First Amendment to the Amended and Restated Certificate of Incorporation dated as of                 , 2023 (collectively, the “Amended and Restated Charter”).
2.   This Second Amendment to the Amended and Restated Charter was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of Delaware.
3.   Certain capitalized terms used in this Amended and Restated Charter are defined where appropriate herein.
4.   The text of Article IX, subsection 9.2(a) of the Corporation’s Amended and Restated Charter is hereby amended and restated in full as follows:
“(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
5.   The text of Article IX, subsection 9.2(e) of the Corporation’s Amended and Restated Charter is hereby amended and restated in full as follows:
“(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”
6.   The text of Article IX, subsection 9.2(f) of the Corporation’s Amended and Restated Charter is hereby deleted in its entirety.
7.   The text of Section 9.7 of Article IX of the Amended and Restated Charter is hereby amended and restated to read in full as follows:
“Section 9.7 Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination

Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.”

IN WITNESS WHEREOF, Digital Transformation Opportunities Corp. has caused this Second Amendment to the Amended and Restated Charter to be duly executed in its name and on its behalf by an authorized officer as of this      day of            , 2023.
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
By:
Name:   Kevin Nazemi
Title:    Chief Executive Officer

ANNEX C
PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of                 , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Digital Transformation Opportunities Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of March 9, 2021 (the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, at a special meeting of the Company’s stockholders held on                 , 2023 (the “Special Meeting”), the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from March 12, 2023 to June 30, 2023 and the Sponsor the right to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to September 30, 2023 upon the deposit into the Trust Account of $50,000 for each calendar month; and (ii) a proposal to amend the Trust Agreement to make a corresponding change; and
NOW THEREFORE, IT IS AGREED:
1.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) June 30, 2023, or (B) for up to three (3) one-month extensions (the “Optional Extensions”) until September 30, 2023, if the Sponsor elects to exercise, in its sole discretion, an Optional Extension and the Sponsor deposits into the Trust Account $50,000 for a calendar month (the “Additional Contribution”) on or prior to the applicable Business Combination deadline, or (C) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation; but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.”
2.   The following shall be inserted into the Trust Agreement as Section 2(i):
“(i)   If applicable, issue a press release at least three (3) days prior to the applicable Business Combination deadline announcing that the Sponsor’s intention to effectuate an Optional Extension, and issue a press release after such Business Combination deadline announcing that the Sponsor has deposited the Additional Contribution into the Trust Account.”

3.   The following shall be inserted into the Trust Agreement as Section 2(j):
“Promptly following the applicable Business Combination deadline, disclose whether or not the term the Company has to consummate a Business Combination has been extended.”
4.   Exhibit E of the Trust Agreement is hereby inserted as follows:
“EXHIBIT E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:
Trust Account Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Digital Transformation Opportunities Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of March 9, 2021 (the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from             to             (the “Extension”).
This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable Business Combination deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
By:
Name:   Kevin Nazemi
Title:   Chief Executive Officer
cc:
Barclays Capital Inc.”

5.   All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.
6.   This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.
7.   This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
8.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
By:
Name:   Kevin Nazemi
Title:    Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:

PRELIMINARY PROXY CARD
FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints each of Kevin Nazemi and Kyle Francis (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of Stockholders of Digital Transformation Opportunities Corp. to be held on                 , 2023 at 10:00 a.m., Pacific Time, virtually vial live webcast at https://www.cstproxy.com/dtocorp/2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.
The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.
(Continued and to be marked, dated and signed on reverse side)
 –  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED  –

DIGITAL TRANSFORMATION OPPORTUNITIES CORP. — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.	Please mark votes as ☒ indicated in this example
	FOR	AGAINST	ABSTAIN
(1) The Extension Amendment Proposal — To amend the Certificate of Incorporation currently in effect to extend the date that the Company has to consummate a business combination from March 12, 2023 to June 30, 2023 upon the deposit by the Company’s sponsor, Digital Transformation Sponsor LLC (the “Sponsor”), of an aggregate of $150,000 into the Trust Account and (ii) to give the Sponsor the option to further extend the Combination Period beyond June 30, 2023 (the “Extension Option”) up to three (3) times for an additional one (1) month each time until September 30, 2023 upon the deposit into the Trust Account of $(the “Additional Contribution”) for each calendar month.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(2) The Redemption Limitation Amendment Proposal — To approve an amendment to the Certificate of Incorporation currently in effect to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 (the “Redemption Limitation”) in order to allow DTOC to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(3) The Trust Agreement Amendment Proposal — To approve an amendment to the Company’s Investment Management Trust Agreement, dated March 9, 2021, by and between Digital Transformation Opportunities Corp. (“DTOC”) and Continental Stock Transfer & Trust Company, allowing DTOC to (i) extend the Combination Period from March 12, 2023 to June 30, 2023 and (ii) to give the Sponsor the Extension Option to further extend the Combination Period beyond June 30, 2023 up to three (3) times for an additional one (1) month each time to September 30, 2023 upon the deposit into the Trust Account of the Additional Contribution for each calendar month.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
(4) The Adjournment Proposal — To adjourn the Special Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.”	☐	☐	☐
Date:                    , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
A vote to abstain will have the same effect as “AGAINST” on proposals 1, 2 and 3. A vote to abstain will have no effect on proposal 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.
 –  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED  –